UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2026

THC Farmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54754	26-1805170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Newbury Rd., Suite 290-B, Thousand Oaks, CA 91320

(Address of Principal Executive Offices) (Zip Code)

(323) 420-8583

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	CBDG	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2024, the Board of Directors of THC Farmaceuticals, Inc. (the “Company”) approved a change in the Company’s fiscal year end from September 30 to December 31.

The Board approved this change to better align the Company’s reporting cycle with the calendar year and to improve comparability of the Company’s financial reporting period and planning cycle.

Following this change, the Company’s fiscal year will end on December 31. The Company will file any required transition reporting for the short period created by this change in fiscal year end.

No amendment to the Company’s Articles of Incorporation or Bylaws was required in connection with this change in fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC FARMACEUTICALS, INC.

Date: 01/26/2026

By: /s/ David Tobias

David Tobias, Executive Director